TIME ACCELERATED RESTRICTED STOCK PURCHASE AGREEMENT

         AGREEMENT dated September 24, 1998 between Comtech Telecommunications Corp., a Delaware corporation ("Comtech"), and Ronald Johnson ("Employee").

         WHEREAS, Employee is employed by Comtech's wholly-owned subsidiary, Comtech Mobile Datacom Corporation ("CMDC"), and Comtech and Employee desire to
(a) provide additional incentives to Employee in connection with Employee's responsibilities for the management and growth of the business of CMDC, and (b) more closely align Employee's interests with the interests of stockholders of Comtech, through, in relation to both objectives, the sale and issuance to Employee of restricted shares of Common Stock of Comtech.

         NOW, THEREFORE, Comtech and Employee agree as follows:

         1. Definitions

         (a) "Comtech" means Comtech Telecommunications Corp., a Delaware corporation.

         (b) "Escrow Agent" means the Escrow Agent as defined in the Escrow Agreement in the form annexed hereto as Exhibit A.

         (c) "Cumulative CMDC Pre-Tax Profits" means CMDC's aggregate income before income taxes minus CMDC's aggregate losses in the period from inception of operations of CMDC to the end of the relevant fiscal year. Determinations of such amounts shall be made in accordance with generally accepted accounting principles, with the exception that no effect shall be given to

              (i) interest or like charges or accruals ("Capital Charges") in respect of Comtech cash advances to CMDC that are less than $1.5 million plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (ii) Capital Charges in excess of 1/2% above the average rate of interest then charged to Comtech for all borrowings by Comtech, on Comtech cash advances to CMDC exceeding $1.5 million at any time outstanding plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (iii) general or administrative expenses of Comtech, including charges for management or corporate services provided by Comtech to CMDC; or

              (iv) the sale of shares of Comtech Common Stock to Employee and other employees of CMDC, or the repurchase of same.

         (d) "Net Cash Borrowings" means the cumulative amount of cash advances to CMDC by Comtech.

         (e) "Net Cash Flow" means total cash refunds by CMDC to Comtech, net of cash advances by Comtech to CMDC.

         (f) "Restricted Shares" means the Shares subject to the restrictions against transfer provided in Section 3 hereof and which are required to be resold to Comtech under certain circumstances as provided in Section 3 hereof.

         (g) "Unrestricted Shares" means Shares as to which all restrictions against transfer and the obligation to resell to Comtech have lapsed.

         (h) "Shares" shall have the meaning provided in Section 2 hereof.

         2. Sale and Purchase of Shares

         On the terms, and subject to the conditions hereinafter provided, simultaneously with the execution and delivery of this Agreement, (i) Comtech is selling and issuing to Employee, and Employee is purchasing from Comtech, 20,000 shares of Common Stock, par value $.10 per share, of Comtech (the "Shares");
(ii) Employee is paying to Comtech by certified or bank cashier's check a total purchase price for the Shares of $2,000 (i.e., $.10 per share); and (iii) Employee is depositing the Shares with the Escrow Agent, to be held by the Escrow Agent pursuant and subject to the terms of an Escrow Agreement in the form annexed hereto as Exhibit A.

         3. Restrictions

         (a) The Shares shall not be transferred until such time as they shall become "Unrestricted Shares" pursuant to Section 4 hereof (the Shares subject to such restriction being hereinafter referred to as "Restricted Shares"). As used in this Agreement, "transfer" shall include, without limitation, any sale, assignment, gift, pledge, hypothecation, bequest, devise, encumbrance, or other disposition, whether voluntary or by operation of law. Any attempted transfer of Restricted Shares (other than to Comtech pursuant to the provisions of Section 4 of this Agreement) shall be null and void and Comtech shall not give effect on its records to any such attempted transfer.

         (b) Employee authorizes Comtech and its transfer agents not to transfer any certificates of Comtech Common Stock on its books and records transferred in violation of this Agreement, and further agrees that any such purported transfer shall be void and of no effect.

         (c) An original of this Agreement shall be kept in the files of Comtech at its principal office and reference to this Agreement shall be endorsed on all stock certificates subject to this Agreement, now or hereafter issued, by writing or stamping thereon a legend in substantially the following form:

         "Sale, assignment, gift, bequest, devise, pledge, hypothecation, encumbrance or other disposition of the shares represented by this Certificate is restricted by the terms of a Restricted Stock Agreement, dated September __, 1998, a copy of which, and any amendments thereto, may be examined at the principal office of Comtech Telecommunications Corp."

         (d) Employee shall possess all rights as a stockholder (including, without limitation, voting rights, rights to dividends, if any, declared and rights on liquidation) except such as are expressly restricted by the provisions of this Agreement.

         4. Lapse of Restrictions; Forfeiture of Shares

         (a) One-sixth of the Shares shall become Unrestricted Shares, subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, upon the first anniversary of the date hereof.

         (b) Subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, the remaining five-sixths of the Shares shall become Unrestricted Shares on the tenth anniversary of the date hereof, except that such Shares shall become Unrestricted Shares on an accelerated basis in the one-sixth increments set forth in the following schedule after the Performance Criteria set forth therein are achieved:

                                                           Number of Shares
                                                             that become
                    Performance Criteria                 Unrestricted Shares
                    --------------------                 --------------------

o     Fiscal year-end cumulative CMDC net sales            One-sixth (1/6)
      of $3,000,000 and Net Cash Borrowings at           of Shares purchased
      that time of less than $1,000,000

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $500,000 and Net Cash                   of Shares purchased
      Borrowings at such time of less than
      $500,000

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $2,000,000 and Net Cash                 of Shares purchased
      Borrowings at such time of less than
      $100,000

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $3,000,000 and fiscal year Net          of Shares purchased
      Cash Flow of $1,500,000 or more

                                                           Number of Shares
                                                             that become
                    Performance Criteria                 Unrestricted Shares
                    --------------------                 --------------------

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $7,000,000 and fiscal year Net          of Shares purchased
      Cash Flow of $2,500,000 or more


         (c) Notwithstanding anything to the contrary contained in this Agreement, but subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, (i) all Restricted Shares shall become Unrestricted Shares upon termination of Employee's employment with CMDC by reason of his death, total and permanent disability (as determined in accordance with the policies and practices of Comtech), normal retirement (at or after age 70 or, with the consent of Comtech, before age 70), or early retirement at Comtech's request; and (ii) upon discharge of Employee by CMDC other than for cause (which for this purpose shall mean Employee's willful misconduct, dereliction of duty, or conviction for a crime involving moral turpitude).

         (d) If, at the time any Shares become Unrestricted Shares, Comtech determines that it has withheld an amount which is less than the withholding that may be required pursuant to the Internal Revenue Code or other applicable law, Employee shall forthwith pay to Comtech the amount of monies necessary to satisfy such withholding or equivalent requirements. Until the payment of such monies or, alternatively the execution and delivery by Employee of an agreement satisfactory to Comtech in it sole discretion providing for the payment of such monies, the Unrestricted Shares shall not be released to Employee pursuant to the terms of the Escrow Agreement. If payment of such monies is not made or such agreement is not entered into, such Unrestricted Shares shall, at Comtech's direction, be sold by Employee to Comtech for a purchase price equal to the purchase price per share provided in Section 2 hereof, adjusted, as appropriate for any subsequent stock-split, recapitalization or the like.

         (e) In the event of Employee's termination of employment with CMDC for any reason other than those specified in Subsection 4(c) hereof (including, without limitation, any voluntary termination of employment) all Restricted Shares shall be sold by Employee to Comtech, for the price and otherwise in the manner provided in Subsection 4(d) hereof.

         5. Representations and Warranties of Employee

         Employee represents and warrants as follows:

         (a) Assuming that Comtech has transferred to Employee good and marketable title to the Shares, Employee has not taken any action or permitted any action to occur, nor will employee take any action or permit any action to occur, that would result in the Shares becoming subject to any claim, lien, pledge or encumbrance of any nature whatsoever.

         (b) Employee has full legal power and capacity to execute and deliver this Agreement, and such execution and delivery and Employee's acceptance of employment with CMDC contemporaneously with the execution and delivery of this Agreement are not in violation of any other agreement, instrument or obligation to which Employee is a party, including, without limitation, any employment agreement or non-competition agreement of any kind whatsoever.

         (c) This Agreement constitutes the legal, valid and binding obligation of Employee.

         (d) Employee has not employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with this Agreement.

         (e) Employee is acquiring the Shares for investment purposes only and not with a view to distribution, and acknowledges that he has been advised by his counsel, and understands, that the Shares have not been registered under the Securities Act of 1933, as amended, and under the securities laws, may not be sold or transferred unless registered under such Act or pursuant to an exemption from such registration and that a restrictive legend to that effect shall be placed on the certificate(s) representing the Shares. Employee has further been advised by his counsel with respect to making an election pursuant to Section 83(b) of the Internal Revenue Code and has chosen, or will choose, whether to make such election as he deems appropriate.

         6. Representations and Warranties of Comtech

         Comtech represents and warrants as follows:

         (a) Comtech is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with full power and legal right to execute and deliver this Agreement and perform its obligations hereunder.

         (b) The execution and delivery of this Agreement by Comtech and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action and do not violate the terms of any outstanding agreements to which it is a party. This Agreement constitutes the legal, valid and binding obligation of Comtech.

         7. Certain Employment Matters

         (a) The purchase of Shares hereunder shall not preclude Employee from being eligible to participate in any other plans, programs or benefits otherwise available to employees of Comtech or its subsidiaries. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of Comtech or CMDC to employ Employee for any specific period of time.

         (b) In consideration of his employment with CMDC and the sale and issuance of the Shares to him pursuant to this Agreement, Employee shall not, during the period he is employed by CMDC and for one year thereafter following Employee's voluntary termination of is employment by CMDC, in any manner, directly or indirectly, engage anywhere in the United States in any business which competes with the business in which CMDC or Comtech or any of its other subsidiaries is engaged at any time during the period in which Employee is employed by CMDC, and he shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by, or connected in any manner with any corporation, firm or business that is so engaged; provided, however, that nothing herein contained shall prohibit Employee from owning not more than 5% of the outstanding stock of any publicly held corporation. If any restriction set forth in this Subsection 7(b) is found by a court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

         (c) Employee shall hold in a fiduciary capacity for the benefit of CMDC and Comtech all confidential information, knowledge or data relating to CMDC and Comtech or any of its other subsidiaries, and their respective businesses obtained by Employee before or during the period in which he is employed by CMDC.

         (d)  The  restrictions  contained  in  Subsections  (b) and (c) of this
Section 7 are necessary for the protection of the business and goodwill of CMDC and Comtech and are considered by Employee to be reasonable to such purpose. Employee agrees that any breach of such Subsections (b) and (c) will cause CMDC and/or Comtech substantial and irreparable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, CMDC and/or Comtech shall have the right to seek specific performance and injunctive relief.

         8. Liability of Comtech

         The liability of Comtech under this Agreement is limited to the obligations expressly set forth herein and nothing herein contained shall be construed to impose any liability on Comtech in favor of Employee with respect to any loss, cost or expense which Employee may incur or suffer in connection with or arising out of this Agreement, including, without limitation, Employee's purchase of the Shares.

         9. Voting Concerning Certain Corporate Matters

         (a) Employee agrees to have counted for purposes of a quorum, and to vote, all Restricted Shares (whether such vote shall be by written consent or by vote, in person or, if requested by Comtech, by proxy, at a meeting of shareholders of Comtech) for the election to Comtech's Board of Directors of the nominees from time to time designated by the Board of Directors of Comtech.

         (b) To facilitate, and not in limitation of, the agreement contained in Subsection 9(a) hereof, Employee irrevocably appoints the Chairman of the Board and the Secretary of Comtech, and their respective successors in office, and each of them, with full power of substitution, as the lawful proxy for Employee as to all Restricted Shares, to vote all Restricted Shares which Employee is entitled to vote, for and in the name, place and stead of Employee, at any annual, special or other meeting of the holders of shares of Comtech Common Stock and at any adjournment thereof, or pursuant to any consent in lieu of a meeting, for the election to Comtech's Board of Directors of the nominees designated by the Board of Directors of Comtech. The foregoing proxy is coupled with an interest and therefore not terminable by Employee without the consent of Comtech.

         10. Additional Restricted Shares.

         Employees agrees that the term "Restricted Shares" shall include any shares or other securities which he may receive or be entitled to receive as a result of the ownership of the original Restricted Shares whether the same are issued as a result of a share split, share dividend, recapitalization, or other subdivision or consolidation of shares effected without receipt of consideration by Comtech or the result of the merger or consolidation of Comtech or sale of assets of Comtech.

         11. Binding Agreement

         This Agreement shall inure to the benefit of, and be binding upon, Comtech and its successors and assigns and Employee and his heirs, personal representatives, successors and assigns.

         12. Notices

         Any notice, request or other communication hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by registered or certified mail, return receipt requested, addressed as herein set forth, or to such other address as may be designated by a notice given pursuant hereto, which change of address notice shall be effective upon receipt thereof.

          If to Comtech:

                   Comtech Telecommunications Corp.
                   105 Baylis Road
                   Melville, New York  11747

                   Attention:  Fred Kornberg, President

          Copy to:

                   Proskauer Rose LLP
                   1585 Broadway
                   New York, New York 10036

                   Attention:  Robert A. Cantone, Esq.

          If to Employee:

                   9966 Foxbourgh Circle
                   Rockville, MD  20850

         13. Survival.

         All of the representations, warranties, agreements and covenants contained herein or made or deemed to have been made pursuant hereto or in connection with the transactions contemplated hereby shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

         14. Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         15. Counterparts

         This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one instrument.

         16. Expenses

         Employee and Comtech shall each bear all the expenses incurred by them or it in connection with this Agreement and the transactions contemplated hereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Comtech and Employee have caused this Agreement to be executed as of the date first above written.


                                      COMTECH TELECOMMUNICATIONS CORP.


                                      By:
                                         ----------------------------------
                                                Authorized Signatory




                                      By:
                                         ----------------------------------
                                                   Ronald Johnson

              TIME ACCELERATED RESTRICTED STOCK PURCHASE AGREEMENT

          AGREEMENT dated September 24, 1998 between Comtech Telecommunications Corp., a Delaware corporation ("Comtech"), and Leslie Snively ("Employee").

          WHEREAS, Employee is employed by Comtech's wholly-owned subsidiary, Comtech Mobile Datacom Corporation ("CMDC"), and Comtech and Employee desire to
(a) provide additional incentives to Employee in connection with Employee's responsibilities for the management and growth of the business of CMDC, and (b) more closely align Employee's interests with the interests of stockholders of Comtech, through, in relation to both objectives, the sale and issuance to Employee of restricted shares of Common Stock of Comtech.

          NOW, THEREFORE, Comtech and Employee agree as follows:

          1. Definitions

          (a) "Comtech" means Comtech Telecommunications Corp., a Delaware corporation.

          (b) "Escrow Agent" means the Escrow Agent as defined in the Escrow Agreement in the form annexed hereto as Exhibit A.

          (c) "Cumulative CMDC Pre-Tax Profits" means CMDC's aggregate income before income taxes minus CMDC's aggregate losses in the period from inception of operations of CMDC to the end of the relevant fiscal year. Determinations of such amounts shall be made in accordance with generally accepted accounting principles, with the exception that no effect shall be given to

                    (i) interest or like charges or accruals ("Capital Charges") in respect of Comtech cash advances to CMDC that are less than $1.5 million plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

                    (ii) Capital Charges in excess of 1/2% above the average rate of interest then charged to Comtech for all borrowings by Comtech, on Comtech cash advances to CMDC exceeding $1.5 million at any time outstanding plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

                    (iii)  general  or   administrative   expenses  of  Comtech,
                    including charges for management or corporate services provided by Comtech to CMDC; or

                    (iv) the sale of shares of Comtech Common Stock to Employee and other employees of CMDC, or the repurchase of same.

          (d) "Net Cash Borrowings" means the cumulative amount of cash advances to CMDC by Comtech.

          (e) "Net Cash Flow" means total cash refunds by CMDC to Comtech, net of cash advances by Comtech to CMDC.

          (f) "Restricted Shares" means the Shares subject to the restrictions against transfer provided in Section 3 hereof and which are required to be resold to Comtech under certain circumstances as provided in Section 3 hereof.

          (g) "Unrestricted Shares" means Shares as to which all restrictions against transfer and the obligation to resell to Comtech have lapsed.

          (h) "Shares" shall have the meaning provided in Section 2 hereof.

          2. Sale and Purchase of Shares

          On the terms, and subject to the conditions hereinafter provided, simultaneously with the execution and delivery of this Agreement, (i) Comtech is selling and issuing to Employee, and Employee is purchasing from Comtech, 35,000 shares of Common Stock, par value $.10 per share, of Comtech (the "Shares");
(ii) Employee is paying to Comtech by certified or bank cashier's check a total purchase price for the Shares of $3,500 (i.e., $.10 per share); and (iii) Employee is depositing the Shares with the Escrow Agent, to be held by the Escrow Agent pursuant and subject to the terms of an Escrow Agreement in the form annexed hereto as Exhibit A.

          3. Restrictions

          (a) The Shares shall not be transferred until such time as they shall become "Unrestricted Shares" pursuant to Section 4 hereof (the Shares subject to such restriction being hereinafter referred to as "Restricted Shares"). As used in this Agreement, "transfer" shall include, without limitation, any sale, assignment, gift, pledge, hypothecation, bequest, devise, encumbrance, or other disposition, whether voluntary or by operation of law. Any attempted transfer of Restricted Shares (other than to Comtech pursuant to the provisions of Section 4 of this Agreement) shall be null and void and Comtech shall not give effect on its records to any such attempted transfer.

          (b) Employee authorizes Comtech and its transfer agents not to transfer any certificates of Comtech Common Stock on its books and records transferred in violation of this Agreement, and further agrees that any such purported transfer shall be void and of no effect.

          (c) An original of this Agreement shall be kept in the files of Comtech at its principal office and reference to this Agreement shall be endorsed on all stock certificates subject to this Agreement, now or hereafter issued, by writing or stamping thereon a legend in substantially the following form:

          "Sale, assignment, gift, bequest, devise, pledge, hypothecation, encumbrance or other disposition of the shares represented by this Certificate is restricted by the terms of a Restricted Stock Agreement, dated September __, 1998, a copy of which, and any amendments thereto, may be examined at the principal office of Comtech Telecommunications Corp."

          (d) Employee shall possess all rights as a stockholder (including, without limitation, voting rights, rights to dividends, if any, declared and rights on liquidation) except such as are expressly restricted by the provisions of this Agreement.

          4. Lapse of Restrictions; Forfeiture of Shares

          (a) One-sixth of the Shares shall become Unrestricted Shares, subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, upon the first anniversary of the date hereof.

          (b) Subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, the remaining five-sixths of the Shares shall become Unrestricted Shares on the tenth anniversary of the date hereof, except that such Shares shall become Unrestricted Shares on an accelerated basis in the one-sixth increments set forth in the following schedule after the Performance Criteria set forth therein are achieved:



                                                            Number of Shares
                                                              that become
              Performance Criteria                        Unrestricted Shares
              --------------------                        -------------------
o     Fiscal year-end cumulative CMDC net sales
      of $3,000,000 and Net Cash Borrowings at              One-sixth (1/6)
      that time of less than $1,000,000                   of Shares purchased

o     Fiscal year-end Cumulative CMDC Pre-Tax
      Profits of $500,000 and Net Cash                      One-sixth (1/6)
      Borrowings at such time of less than                of Shares purchased
      $500,000
o     Fiscal year-end Cumulative CMDC Pre-Tax
      Profits of $2,000,000 and Net Cash                    One-sixth (1/6)
      Borrowings at such time of less than                of Shares purchased
      $100,000
o     Fiscal year-end Cumulative CMDC Pre-Tax
      Profits of $3,000,000 and fiscal year Net             One-sixth (1/6)
      Cash Flow of $1,500,000 or more                     of Shares purchased

                                                            Number of Shares
                                                              that become
              Performance Criteria                        Unrestricted Shares
              --------------------                        -------------------
o     Fiscal year-end Cumulative CMDC Pre-Tax
      Profits of $7,000,000 and fiscal year Net             One-sixth (1/6)
      Cash Flow of $2,500,000 or more                     of Shares purchased


          (c) Notwithstanding anything to the contrary contained in this Agreement, but subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, (i) all Restricted Shares shall become Unrestricted Shares upon termination of Employee's employment with CMDC by reason of his death, total and permanent disability (as determined in accordance with the policies and practices of Comtech), normal retirement (at or after age 70 or, with the consent of Comtech, before age 70), or early retirement at Comtech's request; and (ii) upon discharge of Employee by CMDC other than for cause (which for this purpose shall mean Employee's willful misconduct, dereliction of duty, or conviction for a crime involving moral turpitude).

          (d) If, at the time any Shares become Unrestricted Shares, Comtech determines that it has withheld an amount which is less than the withholding that may be required pursuant to the Internal Revenue Code or other applicable law, Employee shall forthwith pay to Comtech the amount of monies necessary to satisfy such withholding or equivalent requirements. Until the payment of such monies or, alternatively the execution and delivery by Employee of an agreement satisfactory to Comtech in it sole discretion providing for the payment of such monies, the Unrestricted Shares shall not be released to Employee pursuant to the terms of the Escrow Agreement. If payment of such monies is not made or such agreement is not entered into, such Unrestricted Shares shall, at Comtech's direction, be sold by Employee to Comtech for a purchase price equal to the purchase price per share provided in Section 2 hereof, adjusted, as appropriate for any subsequent stock-split, recapitalization or the like.

          (e) In the event of Employee's termination of employment with CMDC for any reason other than those specified in Subsection 4(c) hereof (including, without limitation, any voluntary termination of employment) all Restricted Shares shall be sold by Employee to Comtech, for the price and otherwise in the manner provided in Subsection 4(d) hereof.

          5. Representations and Warranties of Employee

          Employee represents and warrants as follows:

          (a) Assuming that Comtech has transferred to Employee good and marketable title to the Shares, Employee has not taken any action or permitted any action to occur, nor will employee take any action or permit any action to occur, that would result in the Shares becoming subject to any claim, lien, pledge or encumbrance of any nature whatsoever.

          (b) Employee has full legal power and capacity to execute and deliver this Agreement, and such execution and delivery and Employee's acceptance of employment with CMDC contemporaneously with the execution and delivery of this Agreement are not in violation of any other agreement, instrument or obligation to which Employee is a party, including, without limitation, any employment agreement or non-competition agreement of any kind whatsoever.

          (c) This Agreement constitutes the legal, valid and binding obligation of Employee.

          (d) Employee has not employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with this Agreement.

          (e) Employee is acquiring the Shares for investment purposes only and not with a view to distribution, and acknowledges that he has been advised by his counsel, and understands, that the Shares have not been registered under the Securities Act of 1933, as amended, and under the securities laws, may not be sold or transferred unless registered under such Act or pursuant to an exemption from such registration and that a restrictive legend to that effect shall be placed on the certificate(s) representing the Shares. Employee has further been advised by his counsel with respect to making an election pursuant to Section 83(b) of the Internal Revenue Code and has chosen, or will choose, whether to make such election as he deems appropriate.

          6. Representations and Warranties of Comtech

          Comtech represents and warrants as follows:

          (a) Comtech is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with full power and legal right to execute and deliver this Agreement and perform its obligations hereunder.

          (b) The execution and delivery of this Agreement by Comtech and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action and do not violate the terms of any outstanding agreements to which it is a party. This Agreement constitutes the legal, valid and binding obligation of Comtech.

          7. Certain Employment Matters

          (a) The purchase of Shares hereunder shall not preclude Employee from being eligible to participate in any other plans, programs or benefits otherwise available to employees of Comtech or its subsidiaries. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of Comtech or CMDC to employ Employee for any specific period of time.

          (b) In consideration of his employment with CMDC and the sale and issuance of the Shares to him pursuant to this Agreement, Employee shall not, during the period he is employed by CMDC and for one year thereafter following Employee's voluntary termination of is employment by CMDC, in any manner, directly or indirectly, engage anywhere in the United States in any business which competes with the business in which CMDC or Comtech or any of its other subsidiaries is engaged at any time during the period in which Employee is employed by CMDC, and he shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by, or connected in any manner with any corporation, firm or business that is so engaged; provided, however, that nothing herein contained shall prohibit Employee from owning not more than 5% of the outstanding stock of any publicly held corporation. If any restriction set forth in this Subsection 7(b) is found by a court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

          (c) Employee shall hold in a fiduciary capacity for the benefit of CMDC and Comtech all confidential information, knowledge or data relating to CMDC and Comtech or any of its other subsidiaries, and their respective businesses obtained by Employee before or during the period in which he is employed by CMDC.

          (d) The  restrictions  contained  in  Subsections  (b) and (c) of this
Section 7 are necessary for the protection of the business and goodwill of CMDC and Comtech and are considered by Employee to be reasonable to such purpose. Employee agrees that any breach of such Subsections (b) and (c) will cause CMDC and/or Comtech substantial and irreparable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, CMDC and/or Comtech shall have the right to seek specific performance and injunctive relief.

          8. Liability of Comtech

          The liability of Comtech under this Agreement is limited to the obligations expressly set forth herein and nothing herein contained shall be construed to impose any liability on Comtech in favor of Employee with respect to any loss, cost or expense which Employee may incur or suffer in connection with or arising out of this Agreement, including, without limitation, Employee's purchase of the Shares.

          9. Voting Concerning Certain Corporate Matters

          (a) Employee agrees to have counted for purposes of a quorum, and to vote, all Restricted Shares (whether such vote shall be by written consent or by vote, in person or, if requested by Comtech, by proxy, at a meeting of shareholders of Comtech) for the election to Comtech's Board of Directors of the nominees from time to time designated by the Board of Directors of Comtech.

          (b) To facilitate, and not in limitation of, the agreement contained in Subsection 9(a) hereof, Employee irrevocably appoints the Chairman of the Board and the Secretary of Comtech, and their respective successors in office, and each of them, with full power of substitution, as the lawful proxy for Employee as to all Restricted Shares, to vote all Restricted Shares which Employee is entitled to vote, for and in the name, place and stead of Employee, at any annual, special or other meeting of the holders of shares of Comtech Common Stock and at any adjournment thereof, or pursuant to any consent in lieu of a meeting, for the election to Comtech's Board of Directors of the nominees designated by the Board of Directors of Comtech. The foregoing proxy is coupled with an interest and therefore not terminable by Employee without the consent of Comtech.

          10. Additional Restricted Shares.

          Employees agrees that the term "Restricted Shares" shall include any shares or other securities which he may receive or be entitled to receive as a result of the ownership of the original Restricted Shares whether the same are issued as a result of a share split, share dividend, recapitalization, or other subdivision or consolidation of shares effected without receipt of consideration by Comtech or the result of the merger or consolidation of Comtech or sale of assets of Comtech.

          11. Binding Agreement

          This Agreement shall inure to the benefit of, and be binding upon, Comtech and its successors and assigns and Employee and his heirs, personal representatives, successors and assigns.

          12. Notices

          Any notice, request or other communication hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by registered or certified mail, return receipt requested, addressed as herein set forth, or to such other address as may be designated by a notice given pursuant hereto, which change of address notice shall be effective upon receipt thereof.

          If to Comtech:

               Comtech Telecommunications Corp.
               105 Baylis Road
               Melville, New York  11747

               Attention:  Fred Kornberg, President

          Copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York 10036

               Attention:  Robert A. Cantone, Esq.

          If to Employee:

               290 W. Prestwick Way
               Castle Rock, CO  80104

               13.      Survival.

          All of the representations, warranties, agreements and covenants contained herein or made or deemed to have been made pursuant hereto or in connection with the transactions contemplated hereby shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

          14. Governing Law

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          15. Counterparts

          This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one instrument.

          16. Expenses

          Employee and Comtech shall each bear all the expenses incurred by them or it in connection with this Agreement and the transactions contemplated hereby.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, Comtech and Employee have caused this Agreement to be executed as of the date first above written.


                                               COMTECH TELECOMMUNICATIONS CORP.


                                                By: _________________________
                                                      Authorized Signatory


                                                    __________________________
                                                      Leslie Snively

              TIME ACCELERATED RESTRICTED STOCK PURCHASE AGREEMENT


       AGREEMENT dated September 24, 1998 between Comtech Telecommunications Corp., a Delaware corporation ("Comtech"), and Dan Veeneman ("Employee").

       WHEREAS, Employee is employed by Comtech's wholly-owned subsidiary, Comtech Mobile Datacom Corporation ("CMDC"), and Comtech and Employee desire to
(a) provide additional incentives to Employee in connection with Employee's responsibilities for the management and growth of the business of CMDC, and (b) more closely align Employee's interests with the interests of stockholders of Comtech, through, in relation to both objectives, the sale and issuance to Employee of restricted shares of Common Stock of Comtech.

       NOW, THEREFORE, Comtech and Employee agree as follows:

       1.     Definitions

       (a)    "Comtech"  means Comtech  Telecommunications   Corp.,  a  Delaware
corporation.

       (b) "Escrow Agent" means the Escrow Agent as defined in the Escrow Agreement in the form annexed hereto as Exhibit A.

       (c) "Cumulative CMDC Pre-Tax Profits" means CMDC's aggregate income before income taxes minus CMDC's aggregate losses in the period from inception of operations of CMDC to the end of the relevant fiscal year. Determinations of such amounts shall be made in accordance with generally accepted accounting principles, with the exception that no effect shall be given to

              (i) interest or like charges or accruals ("Capital Charges") in respect of Comtech cash advances to CMDC that are less than $1.5 million plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (ii) Capital Charges in excess of 1/2% above the average rate of interest then charged to Comtech for all borrowings by Comtech, on Comtech cash advances to CMDC exceeding $1.5 million at any time outstanding plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (iii) general or administrative expenses of Comtech, including charges for management or corporate services provided by Comtech to CMDC; or (iv) the sale of shares of Comtech Common Stock to Employee and other employees of CMDC, or the repurchase of same.

       (d) "Net Cash Borrowings" means the cumulative amount of cash advances to CMDC by Comtech.

       (e) "Net Cash Flow" means total cash refunds by CMDC to Comtech, net of cash advances by Comtech to CMDC.

       (f)    "Restricted    Shares"   means  the   Shares   subject  to   the
restrictions against transfer provided in Section 3 hereof and which are required to be resold to Comtech under certain circumstances as provided in
Section 3 hereof.

       (g) "Unrestricted Shares" means Shares as to which all restrictions against transfer and the obligation to resell to Comtech have lapsed.

       (h)    "Shares" shall have the meaning provided in Section 2 hereof.

       2.     Sale and Purchase of Shares

       On the terms, and subject to the conditions hereinafter provided, simultaneously with the execution and delivery of this Agreement, (i) Comtech is selling and issuing to Employee, and Employee is purchasing from Comtech, 25,000 shares of Common Stock, par value $.10 per share, of Comtech (the "Shares");
(ii) Employee is paying to Comtech by certified or bank cashier's check a total purchase price for the Shares of $2,500 (i.e., $.10 per share); and (iii) Employee is depositing the Shares with the Escrow Agent, to be held by the Escrow Agent pursuant and subject to the terms of an Escrow Agreement in the form annexed hereto as Exhibit A.

       3.     Restrictions

       (a) The Shares shall not be transferred until such time as they shall become "Unrestricted Shares" pursuant to Section 4 hereof (the Shares subject to such restriction being hereinafter referred to as "Restricted Shares"). As used in this Agreement, "transfer" shall include, without limitation, any sale, assignment, gift, pledge, hypothecation, bequest, devise, encumbrance, or other disposition, whether voluntary or by operation of law. Any attempted transfer of Restricted Shares (other than to Comtech pursuant to the provisions of Section 4 of this Agreement) shall be null and void and Comtech shall not give effect on its records to any such attempted transfer.

       (b)    Employee   authorizes   Comtech  and its  transfer  agents not to
transfer any certificates of Comtech Common Stock on its books and records transferred in violation of this Agreement, and further agrees that any such purported transfer shall be void and of no effect.

       (c) An original of this Agreement shall be kept in the files of Comtech at its principal office and reference to this Agreement shall be endorsed on all stock certificates subject to this Agreement, now or hereafter issued, by writing or stamping thereon a legend in substantially the following form:

       "Sale, assignment, gift, bequest, devise, pledge, hypothecation, encumbrance or other disposition of the shares represented by this Certificate is restricted by the terms of a Restricted Stock Agreement, dated September __, 1998, a copy of which, and any amendments thereto, may be examined at the principal office of Comtech Telecommunications Corp."

       (d) Employee shall possess all rights as a stockholder (including, without limitation, voting rights, rights to dividends, if any, declared and rights on liquidation) except such as are expressly restricted by the provisions of this Agreement.

       4.     Lapse of Restrictions; Forfeiture of Shares

       (a) One-sixth of the Shares shall become Unrestricted Shares, subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, upon the first anniversary of the date hereof.

       (b) Subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, the remaining five-sixths of the Shares shall become Unrestricted Shares on the tenth anniversary of the date hereof, except that such Shares shall become Unrestricted Shares on an accelerated basis in the one-sixth increments set forth in the following schedule after the Performance Criteria set forth therein are achieved:



                                                           Number of Shares
                                                             that become
              Performance Criteria                       Unrestricted Shares
              --------------------                       -------------------

o     Fiscal year-end cumulative CMDC net sales            One-sixth (1/6)
      of $3,000,000 and Net Cash Borrowings at           of Shares purchased
      that time of less than $1,000,000

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $500,000 and Net Cash                   of Shares purchased
      Borrowings at such time of less than
      $500,000

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $2,000,000 and Net Cash                 of Shares purchased
      Borrowings at such time of less than
      $100,000

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $3,000,000 and fiscal year Net          of Shares purchased
      Cash Flow of $1,500,000 or more

                                                           Number of Shares
                                                             that become
              Performance Criteria                       Unrestricted Shares
              --------------------                       -------------------

o     Fiscal year-end Cumulative CMDC Pre-Tax              One-sixth (1/6)
      Profits of $7,000,000 and fiscal year Net          of Shares purchased
      Cash Flow of $2,500,000 or more


       (c) Notwithstanding anything to the contrary contained in this Agreement, but subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, (i) all Restricted Shares shall become Unrestricted Shares upon termination of Employee's employment with CMDC by reason of his death, total and permanent disability (as determined in accordance with the policies and practices of Comtech), normal retirement (at or after age 70 or, with the consent of Comtech, before age 70), or early retirement at Comtech's request; and (ii) upon discharge of Employee by CMDC other than for cause (which for this purpose shall mean Employee's willful misconduct, dereliction of duty, or conviction for a crime involving moral turpitude).

       (d) If, at the time any Shares become Unrestricted Shares, Comtech determines that it has withheld an amount which is less than the withholding that may be required pursuant to the Internal Revenue Code or other applicable law, Employee shall forthwith pay to Comtech the amount of monies necessary to satisfy such withholding or equivalent requirements. Until the payment of such monies or, alternatively the execution and delivery by Employee of an agreement satisfactory to Comtech in it sole discretion providing for the payment of such monies, the Unrestricted Shares shall not be released to Employee pursuant to the terms of the Escrow Agreement. If payment of such monies is not made or such agreement is not entered into, such Unrestricted Shares shall, at Comtech's direction, be sold by Employee to Comtech for a purchase price equal to the purchase price per share provided in Section 2 hereof, adjusted, as appropriate for any subsequent stock-split, recapitalization or the like.

       (e) In the event of Employee's termination of employment with CMDC for any reason other than those specified in Subsection 4(c) hereof (including, without limitation, any voluntary termination of employment) all Restricted Shares shall be sold by Employee to Comtech, for the price and otherwise in the manner provided in Subsection 4(d) hereof.

       5.     Representations and Warranties of Employee

       Employee represents and warrants as follows:

       (a) Assuming that Comtech has transferred to Employee good and marketable title to the Shares, Employee has not taken any action or permitted any action to occur, nor will employee take any action or permit any action to occur, that would result in the Shares becoming subject to any claim, lien, pledge or encumbrance of any nature whatsoever.

       (b)    Employee   has  full  legal  power  and  capacity  to  execute and
deliver  this  Agreement,   and  such  execution  and  delivery  and  Employee's
acceptance of employment with CMDC contemporaneously with the execution and delivery of this Agreement are not in violation of any other agreement, instrument or obligation to which Employee is a party, including, without limitation, any employment agreement or non-competition agreement of any kind whatsoever.

       (c) This Agreement constitutes the legal, valid and binding obligation of Employee.

       (d) Employee has not employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with this Agreement.

       (e) Employee is acquiring the Shares for investment purposes only and not with a view to distribution, and acknowledges that he has been advised by his counsel, and understands, that the Shares have not been registered under the Securities Act of 1933, as amended, and under the securities laws, may not be sold or transferred unless registered under such Act or pursuant to an exemption from such registration and that a restrictive legend to that effect shall be placed on the certificate(s) representing the Shares. Employee has further been advised by his counsel with respect to making an election pursuant to Section 83(b) of the Internal Revenue Code and has chosen, or will choose, whether to make such election as he deems appropriate.

       6.     Representations and Warranties of Comtech

       Comtech represents and warrants as follows:

       (a) Comtech is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with full power and legal right to execute and deliver this Agreement and perform its obligations hereunder.

       (b) The execution and delivery of this Agreement by Comtech and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action and do not violate the terms of any outstanding agreements to which it is a party. This Agreement constitutes the legal, valid and binding obligation of Comtech.

       7.     Certain Employment Matters

       (a) The purchase of Shares hereunder shall not preclude Employee from being eligible to participate in any other plans, programs or benefits otherwise available to employees of Comtech or its subsidiaries. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of Comtech or CMDC to employ Employee for any specific period of time.

       (b) In consideration of his employment with CMDC and the sale and issuance of the Shares to him pursuant to this Agreement, Employee shall not, during the period he is employed by CMDC and for one year thereafter following Employee's voluntary termination of is employment by CMDC, in any manner, directly or indirectly, engage anywhere in the United States in any business which competes with the business in which CMDC or Comtech or any of its other subsidiaries is engaged at any time during the period in which Employee is employed by CMDC, and he shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by, or connected in any manner with any corporation, firm or business that is so engaged; provided, however, that nothing herein contained shall prohibit Employee from owning not more than 5% of the outstanding stock of any publicly held corporation. If any restriction set forth in this Subsection 7(b) is found by a court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

       (c) Employee shall hold in a fiduciary capacity for the benefit of CMDC and Comtech all confidential information, knowledge or data relating to CMDC and Comtech or any of its other subsidiaries, and their respective businesses obtained by Employee before or during the period in which he is employed by CMDC.

       (d)    The  restrictions  contained  in  Subsections (b)  and (c) of this
Section 7 are necessary for the protection of the business and goodwill of CMDC and Comtech and are considered by Employee to be reasonable to such purpose. Employee agrees that any breach of such Subsections (b) and (c) will cause CMDC and/or Comtech substantial and irreparable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, CMDC and/or Comtech shall have the right to seek specific performance and injunctive relief.

       8.      Liability of Comtech

       The liability of Comtech under this Agreement is limited to the obligations expressly set forth herein and nothing herein contained shall be construed to impose any liability on Comtech in favor of Employee with respect to any loss, cost or expense which Employee may incur or suffer in connection with or arising out of this Agreement, including, without limitation, Employee's purchase of the Shares.

       9.     Voting Concerning Certain Corporate Matters

       (a) Employee agrees to have counted for purposes of a quorum, and to vote, all Restricted Shares (whether such vote shall be by written consent or by vote, in person or, if requested by Comtech, by proxy, at a meeting of shareholders of Comtech) for the election to Comtech's Board of Directors of the nominees from time to time designated by the Board of Directors of Comtech.

       (b) To facilitate, and not in limitation of, the agreement contained in Subsection 9(a) hereof, Employee irrevocably appoints the Chairman of the Board and the Secretary of Comtech, and their respective successors in office, and each of them, with full power of substitution, as the lawful proxy for Employee as to all Restricted Shares, to vote all Restricted Shares which Employee is entitled to vote, for and in the name, place and stead of Employee, at any annual, special or other meeting of the holders of shares of Comtech Common Stock and at any adjournment thereof, or pursuant to any consent in lieu of a meeting, for the election to Comtech's Board of Directors of the nominees designated by the Board of Directors of Comtech. The foregoing proxy is coupled with an interest and therefore not terminable by Employee without the consent of Comtech.

       10.    Additional Restricted Shares.

       Employees agrees that the term "Restricted Shares" shall include any shares or other securities which he may receive or be entitled to receive as a result of the ownership of the original Restricted Shares whether the same are issued as a result of a share split, share dividend, recapitalization, or other subdivision or consolidation of shares effected without receipt of consideration by Comtech or the result of the merger or consolidation of Comtech or sale of assets of Comtech.

       11.    Binding Agreement

       This Agreement shall inure to the benefit of, and be binding upon, Comtech and its successors and assigns and Employee and his heirs, personal representatives, successors and assigns.

       12.    Notices

       Any notice, request or other communication hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by registered or certified mail, return receipt requested, addressed as herein set forth, or to such other address as may be designated by a notice given pursuant hereto, which change of address notice shall be effective upon receipt thereof.

           If to Comtech:

                    Comtech Telecommunications Corp.
                    105 Baylis Road
                    Melville, New York  11747

                    Attention:  Fred Kornberg, President

           Copy to:

                    Proskauer Rose LLP
                    1585 Broadway
                    New York, New York 10036

                    Attention:  Robert A. Cantone, Esq.

           If to Employee:

                    11754 Lone Tree
                    Columbia, MD  20144

       13.    Survival.

       All of the representations, warranties, agreements and covenants contained herein or made or deemed to have been made pursuant hereto or in connection with the transactions contemplated hereby shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

       14.    Governing Law

       This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

       15.    Counterparts

       This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one instrument.

       16.    Expenses

       Employee and Comtech shall each bear all the expenses incurred by them or it in connection with this Agreement and the transactions contemplated hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, Comtech and Employee have caused this Agreement to be executed as of the date first above written.


                                     COMTECH TELECOMMUNICATIONS CORP.


                                     By:_______________________________________
                                                Authorized Signatory


                                        _______________________________________
                                                Dan Veeneman

              TIME ACCELERATED RESTRICTED STOCK PURCHASE AGREEMENT

         AGREEMENT dated September 24, 1998 between Comtech Telecommunications Corp., a Delaware corporation ("Comtech"), and Brent Taylor ("Employee").

         WHEREAS, Employee is employed by Comtech's wholly-owned subsidiary, Comtech Mobile Datacom Corporation ("CMDC"), and Comtech and Employee desire to
(a) provide additional incentives to Employee in connection with Employee's responsibilities for the management and growth of the business of CMDC, and (b) more closely align Employee's interests with the interests of stockholders of Comtech, through, in relation to both objectives, the sale and issuance to Employee of restricted shares of Common Stock of Comtech.

         NOW, THEREFORE, Comtech and Employee agree as follows:

         1. Definitions

         (a) "Comtech" means Comtech Telecommunications Corp., a Delaware corporation.

         (b) "Escrow Agent" means the Escrow Agent as defined in the Escrow Agreement in the form annexed hereto as Exhibit A.

         (c) "Cumulative CMDC Pre-Tax Profits" means CMDC's aggregate income before income taxes minus CMDC's aggregate losses in the period from inception of operations of CMDC to the end of the relevant fiscal year. Determinations of such amounts shall be made in accordance with generally accepted accounting principles, with the exception that no effect shall be given to

              (i) interest or like charges or accruals ("Capital Charges") in respect of Comtech cash advances to CMDC that are less than $1.5 million plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (ii) Capital Charges in excess of 1/2% above the average rate of interest then charged to Comtech for all borrowings by Comtech, on Comtech cash advances to CMDC exceeding $1.5 million at any time outstanding plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (iii) general or  administrative  expenses of  Comtech,  including charges for management or corporate services provided by Comtech to CMDC; or

              (iv) the sale of shares of Comtech Common Stock to Employee and other employees of CMDC, or the repurchase of same.

         (d) "Net Cash Borrowings" means the cumulative amount of cash advances to CMDC by Comtech.

         (e) "Net Cash Flow" means total cash refunds by CMDC to Comtech, net of cash advances by Comtech to CMDC.

         (f) "Restricted Shares" means the Shares subject to the restrictions against transfer provided in Section 3 hereof and which are required to be resold to Comtech under certain circumstances as provided in Section 3 hereof.

         (g) "Unrestricted Shares" means Shares as to which all restrictions against transfer and the obligation to resell to Comtech have lapsed.

         (h) "Shares" shall have the meaning provided in Section 2 hereof.

         2. Sale and Purchase of Shares

         On the terms, and subject to the conditions hereinafter provided, simultaneously with the execution and delivery of this Agreement, (i) Comtech is selling and issuing to Employee, and Employee is purchasing from Comtech, 35,000 shares of Common Stock, par value $.10 per share, of Comtech (the "Shares");
(ii) Employee is paying to Comtech by certified or bank cashier's check a total purchase price for the Shares of $3,500 (i.e., $.10 per share); and (iii) Employee is depositing the Shares with the Escrow Agent, to be held by the Escrow Agent pursuant and subject to the terms of an Escrow Agreement in the form annexed hereto as Exhibit A.

         3. Restrictions

         (a) The Shares shall not be transferred until such time as they shall become "Unrestricted Shares" pursuant to Section 4 hereof (the Shares subject to such restriction being hereinafter referred to as "Restricted Shares"). As used in this Agreement, "transfer" shall include, without limitation, any sale, assignment, gift, pledge, hypothecation, bequest, devise, encumbrance, or other disposition, whether voluntary or by operation of law. Any attempted transfer of Restricted Shares (other than to Comtech pursuant to the provisions of Section 4 of this Agreement) shall be null and void and Comtech shall not give effect on its records to any such attempted transfer.

         (b) Employee authorizes Comtech and its transfer agents not to transfer any certificates of Comtech Common Stock on its books and records transferred in violation of this Agreement, and further agrees that any such purported transfer shall be void and of no effect.

         (c) An original of this Agreement shall be kept in the files of Comtech at its principal office and reference to this Agreement shall be endorsed on all stock certificates subject to this Agreement, now or hereafter issued, by writing or stamping thereon a legend in substantially the following form:

          "Sale, assignment, gift, bequest, devise, pledge, hypothecation, encumbrance or other disposition of the shares represented by this Certificate is restricted by the terms of a Restricted Stock Agreement, dated September __, 1998, a copy of which, and any amendments thereto, may be examined at the principal office of Comtech Telecommunications Corp."

         (d) Employee shall possess all rights as a stockholder (including, without limitation, voting rights, rights to dividends, if any, declared and rights on liquidation) except such as are expressly restricted by the provisions of this Agreement.

         4. Lapse of Restrictions; Forfeiture of Shares

         (a) One-sixth of the Shares shall become Unrestricted Shares, subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, upon the first anniversary of the date hereof.

         (b) Subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, the remaining five-sixths of the Shares shall become Unrestricted Shares on the tenth anniversary of the date hereof, except that such Shares shall become Unrestricted Shares on an accelerated basis in the one-sixth increments set forth in the following schedule after the Performance Criteria set forth therein are achieved:

                                                        Number of Shares
                                                          that become
                    Performance Criteria              Unrestricted Shares
                    --------------------              -------------------

o     Fiscal year-end cumulative CMDC net sales         One-sixth (1/6)
      of $3,000,000 and Net Cash Borrowings at        of Shares purchased
      that time of less than $1,000,000

o     Fiscal year-end Cumulative CMDC Pre-Tax           One-sixth (1/6)
      Profits of $500,000 and Net Cash                of Shares purchased
      Borrowings at such time of less than
      $500,000

o     Fiscal year-end Cumulative CMDC Pre-Tax           One-sixth (1/6)
      Profits of $2,000,000 and Net Cash              of Shares purchased
      Borrowings at such time of less than
      $100,000

o     Fiscal year-end Cumulative CMDC Pre-Tax           One-sixth (1/6)
      Profits of $3,000,000 and fiscal year Net       of Shares purchased
      Cash Flow of $1,500,000 or more

                                                        Number of Shares
                                                          that become
                    Performance Criteria              Unrestricted Shares
                    --------------------              -------------------

o     Fiscal year-end Cumulative CMDC Pre-Tax           One-sixth (1/6)
      Profits of $7,000,000 and fiscal year Net       of Shares purchased
      Cash Flow of $2,500,000 or more


         (c) Notwithstanding anything to the contrary contained in this Agreement, but subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, (i) all Restricted Shares shall become Unrestricted Shares upon termination of Employee's employment with CMDC by reason of his death, total and permanent disability (as determined in accordance with the policies and practices of Comtech), normal retirement (at or after age 70 or, with the consent of Comtech, before age 70), or early retirement at Comtech's request; and (ii) upon discharge of Employee by CMDC other than for cause (which for this purpose shall mean Employee's willful misconduct, dereliction of duty, or conviction for a crime involving moral turpitude).

         (d) If, at the time any Shares become Unrestricted Shares, Comtech determines that it has withheld an amount which is less than the withholding that may be required pursuant to the Internal Revenue Code or other applicable law, Employee shall forthwith pay to Comtech the amount of monies necessary to satisfy such withholding or equivalent requirements. Until the payment of such monies or, alternatively the execution and delivery by Employee of an agreement satisfactory to Comtech in it sole discretion providing for the payment of such monies, the Unrestricted Shares shall not be released to Employee pursuant to the terms of the Escrow Agreement. If payment of such monies is not made or such agreement is not entered into, such Unrestricted Shares shall, at Comtech's direction, be sold by Employee to Comtech for a purchase price equal to the purchase price per share provided in Section 2 hereof, adjusted, as appropriate for any subsequent stock-split, recapitalization or the like.

         (e) In the event of Employee's termination of employment with CMDC for any reason other than those specified in Subsection 4(c) hereof (including, without limitation, any voluntary termination of employment) all Restricted Shares shall be sold by Employee to Comtech, for the price and otherwise in the manner provided in Subsection 4(d) hereof.

         5. Representations and Warranties of Employee

         Employee represents and warrants as follows:

         (a) Assuming that Comtech has transferred to Employee good and marketable title to the Shares, Employee has not taken any action or permitted any action to occur, nor will employee take any action or permit any action to occur, that would result in the Shares becoming subject to any claim, lien, pledge or encumbrance of any nature whatsoever.

         (b) Employee has full legal power and capacity to execute and deliver this Agreement, and such execution and delivery and Employee's acceptance of employment with CMDC contemporaneously with the execution and delivery of this Agreement are not in violation of any other agreement, instrument or obligation to which Employee is a party, including, without limitation, any employment agreement or non-competition agreement of any kind whatsoever.

         (c) This Agreement constitutes the legal, valid and binding obligation of Employee.

         (d) Employee has not employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with this Agreement.

         (e) Employee is acquiring the Shares for investment purposes only and not with a view to distribution, and acknowledges that he has been advised by his counsel, and understands, that the Shares have not been registered under the Securities Act of 1933, as amended, and under the securities laws, may not be sold or transferred unless registered under such Act or pursuant to an exemption from such registration and that a restrictive legend to that effect shall be placed on the certificate(s) representing the Shares. Employee has further been advised by his counsel with respect to making an election pursuant to Section 83(b) of the Internal Revenue Code and has chosen, or will choose, whether to make such election as he deems appropriate.

         6. Representations and Warranties of Comtech

         Comtech represents and warrants as follows:

         (a) Comtech is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with full power and legal right to execute and deliver this Agreement and perform its obligations hereunder.

         (b) The execution and delivery of this Agreement by Comtech and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action and do not violate the terms of any outstanding agreements to which it is a party. This Agreement constitutes the legal, valid and binding obligation of Comtech.

         7. Certain Employment Matters

         (a) The purchase of Shares hereunder shall not preclude Employee from being eligible to participate in any other plans, programs or benefits otherwise available to employees of Comtech or its subsidiaries. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of Comtech or CMDC to employ Employee for any specific period of time.

         (b) In consideration of his employment with CMDC and the sale and issuance of the Shares to him pursuant to this Agreement, Employee shall not, during the period he is employed by CMDC and for one year thereafter following Employee's voluntary termination of is employment by CMDC, in any manner, directly or indirectly, engage anywhere in the United States in any business which competes with the business in which CMDC or Comtech or any of its other subsidiaries is engaged at any time during the period in which Employee is employed by CMDC, and he shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by, or connected in any manner with any corporation, firm or business that is so engaged; provided, however, that nothing herein contained shall prohibit Employee from owning not more than 5% of the outstanding stock of any publicly held corporation. If any restriction set forth in this Subsection 7(b) is found by a court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

         (c) Employee shall hold in a fiduciary capacity for the benefit of CMDC and Comtech all confidential information, knowledge or data relating to CMDC and Comtech or any of its other subsidiaries, and their respective businesses obtained by Employee before or during the period in which he is employed by CMDC.

         (d)  The  restrictions  contained  in  Subsections  (b) and (c) of this
Section 7 are necessary for the protection of the business and goodwill of CMDC and Comtech and are considered by Employee to be reasonable to such purpose. Employee agrees that any breach of such Subsections (b) and (c) will cause CMDC and/or Comtech substantial and irreparable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, CMDC and/or Comtech shall have the right to seek specific performance and injunctive relief.

         8. Liability of Comtech

         The liability of Comtech under this Agreement is limited to the obligations expressly set forth herein and nothing herein contained shall be construed to impose any liability on Comtech in favor of Employee with respect to any loss, cost or expense which Employee may incur or suffer in connection with or arising out of this Agreement, including, without limitation, Employee's purchase of the Shares.

         9. Voting Concerning Certain Corporate Matters

         (a) Employee agrees to have counted for purposes of a quorum, and to vote, all Restricted Shares (whether such vote shall be by written consent or by vote, in person or, if requested by Comtech, by proxy, at a meeting of shareholders of Comtech) for the election to Comtech's Board of Directors of the nominees from time to time designated by the Board of Directors of Comtech.

         (b) To facilitate, and not in limitation of, the agreement contained in Subsection 9(a) hereof, Employee irrevocably appoints the Chairman of the Board and the Secretary of Comtech, and their respective successors in office, and each of them, with full power of substitution, as the lawful proxy for Employee as to all Restricted Shares, to vote all Restricted Shares which Employee is entitled to vote, for and in the name, place and stead of Employee, at any annual, special or other meeting of the holders of shares of Comtech Common Stock and at any adjournment thereof, or pursuant to any consent in lieu of a meeting, for the election to Comtech's Board of Directors of the nominees designated by the Board of Directors of Comtech. The foregoing proxy is coupled with an interest and therefore not terminable by Employee without the consent of Comtech.

         10. Additional Restricted Shares.

         Employees agrees that the term "Restricted Shares" shall include any shares or other securities which he may receive or be entitled to receive as a result of the ownership of the original Restricted Shares whether the same are issued as a result of a share split, share dividend, recapitalization, or other subdivision or consolidation of shares effected without receipt of consideration by Comtech or the result of the merger or consolidation of Comtech or sale of assets of Comtech.

         11. Binding Agreement

         This Agreement shall inure to the benefit of, and be binding upon, Comtech and its successors and assigns and Employee and his heirs, personal representatives, successors and assigns.

         12. Notices

         Any notice, request or other communication hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by registered or certified mail, return receipt requested, addressed as herein set forth, or to such other address as may be designated by a notice given pursuant hereto, which change of address notice shall be effective upon receipt thereof.

         If to Comtech:

                 Comtech Telecommunications Corp.
                 105 Baylis Road
                 Melville, New York  11747

                 Attention:  Fred Kornberg, President

         Copy to:

                 Proskauer Rose LLP
                 1585 Broadway
                 New York, New York 10036

                 Attention:  Robert A. Cantone, Esq.

         If to Employee:

                 21312 Glendevon Ct.
                 Germantown, MD  20876

         13. Survival.

         All of the representations, warranties, agreements and covenants contained herein or made or deemed to have been made pursuant hereto or in connection with the transactions contemplated hereby shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

         14. Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         15. Counterparts

         This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one instrument.

         16. Expenses

         Employee and Comtech shall each bear all the expenses incurred by them or it in connection with this Agreement and the transactions contemplated hereby.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Comtech and Employee have caused this Agreement to be executed as of the date first above written.


                                   COMTECH TELECOMMUNICATIONS CORP.


                                   By:
                                      ---------------------------------------
                                              Authorized Signatory

                                   By:
                                      ---------------------------------------
                                                  Brent Taylor

              TIME ACCELERATED RESTRICTED STOCK PURCHASE AGREEMENT

         AGREEMENT dated September 24, 1998 between Comtech Telecommunications Corp., a Delaware corporation ("Comtech"), and Joel Alper ("Employee").

         WHEREAS, Employee is employed by Comtech's wholly-owned subsidiary, Comtech Mobile Datacom Corporation ("CMDC"), and Comtech and Employee desire to
(a) provide additional incentives to Employee in connection with Employee's responsibilities for the management and growth of the business of CMDC, and (b) more closely align Employee's interests with the interests of stockholders of Comtech, through, in relation to both objectives, the sale and issuance to Employee of restricted shares of Common Stock of Comtech.

         NOW, THEREFORE, Comtech and Employee agree as follows:

         1. Definitions

         (a) "Comtech" means Comtech Telecommunications Corp., a Delaware corporation.

         (b) "Escrow Agent" means the Escrow Agent as defined in the Escrow Agreement in the form annexed hereto as Exhibit A.

         (c) "Cumulative CMDC Pre-Tax Profits" means CMDC's aggregate income before income taxes minus CMDC's aggregate losses in the period from inception of operations of CMDC to the end of the relevant fiscal year. Determinations of such amounts shall be made in accordance with generally accepted accounting principles, with the exception that no effect shall be given to

              (i) interest or like charges or accruals ("Capital Charges") in respect of Comtech cash advances to CMDC that are less than $1.5 million plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (ii) Capital  Charges in excess of 1/2% above the average  rate of interest then charged to Comtech for all borrowings by Comtech, on Comtech cash advances to CMDC exceeding $1.5 million at any time outstanding plus the amount of dividends paid by CMDC to Comtech during the relevant fiscal year;

              (iii)general or  administrative  expenses  of  Comtech,  including charges for management or corporate services provided by Comtech to CMDC; or

              (iv) the sale of shares of Comtech  Common  Stock to Employee  and other  employees of CMDC, or the repurchase of same.

          (d) "Net Cash Borrowings" means the cumulative amount of cash advances to CMDC by Comtech.

         (e) "Net Cash Flow" means total cash refunds by CMDC to Comtech, net of cash advances by Comtech to CMDC.

         (f) "Restricted Shares" means the Shares subject to the restrictions against transfer provided in Section 3 hereof and which are required to be resold to Comtech under certain circumstances as provided in Section 3 hereof.

         (g) "Unrestricted Shares" means Shares as to which all restrictions against transfer and the obligation to resell to Comtech have lapsed.

         (h) "Shares" shall have the meaning provided in Section 2 hereof.

         2. Sale and Purchase of Shares

         On the terms, and subject to the conditions hereinafter provided, simultaneously with the execution and delivery of this Agreement, (i) Comtech is selling and issuing to Employee, and Employee is purchasing from Comtech, 35,000 shares of Common Stock, par value $.10 per share, of Comtech (the "Shares");
(ii) Employee is paying to Comtech by certified or bank cashier's check a total purchase price for the Shares of $3,500 (i.e., $.10 per share); and (iii) Employee is depositing the Shares with the Escrow Agent, to be held by the Escrow Agent pursuant and subject to the terms of an Escrow Agreement in the form annexed hereto as Exhibit A.

         3. Restrictions

         (a) The Shares shall not be transferred until such time as they shall become "Unrestricted Shares" pursuant to Section 4 hereof (the Shares subject to such restriction being hereinafter referred to as "Restricted Shares"). As used in this Agreement, "transfer" shall include, without limitation, any sale, assignment, gift, pledge, hypothecation, bequest, devise, encumbrance, or other disposition, whether voluntary or by operation of law. Any attempted transfer of Restricted Shares (other than to Comtech pursuant to the provisions of Section 4 of this Agreement) shall be null and void and Comtech shall not give effect on its records to any such attempted transfer.

         (b) Employee authorizes Comtech and its transfer agents not to transfer any certificates of Comtech Common Stock on its books and records transferred in violation of this Agreement, and further agrees that any such purported transfer shall be void and of no effect.

          (c) An original of this Agreement shall be kept in the files of Comtech at its principal office and reference to this Agreement shall be endorsed on all stock certificates subject to this

Agreement, now or hereafter issued, by writing or stamping thereon a legend in substantially the following form:

         "Sale, assignment, gift, bequest, devise, pledge, hypothecation, encumbrance or other disposition of the shares represented by this Certificate is restricted by the terms of a Restricted Stock Agreement, dated September __, 1998, a copy of which, and any amendments thereto, may be examined at the principal office of Comtech Telecommunications Corp."

         (d) Employee shall possess all rights as a stockholder (including, without limitation, voting rights, rights to dividends, if any, declared and rights on liquidation) except such as are expressly restricted by the provisions of this Agreement.

         4. Lapse of Restrictions; Forfeiture of Shares

         (a) One-sixth of the Shares shall become Unrestricted Shares, subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, upon the first anniversary of the date hereof.

         (b) Subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, the remaining five-sixths of the Shares shall become Unrestricted Shares on the tenth anniversary of the date hereof, except that such Shares shall become Unrestricted Shares on an accelerated basis in the one-sixth increments set forth in the following schedule after the Performance Criteria set forth therein are achieved:

                                                      Number of Shares
                                                        that become
               Performance Criteria                 Unrestricted Shares
               --------------------                 --------------------

o     Fiscal year-end cumulative CMDC net sales       One-sixth (1/6)
      of $3,000,000 and Net Cash Borrowings at      of Shares purchased
      that time of less than $1,000,000

o     Fiscal year-end Cumulative CMDC Pre-Tax         One-sixth (1/6)
      Profits of $500,000 and Net Cash              of Shares purchased
      Borrowings at such time of less than
      $500,000

o     Fiscal year-end Cumulative CMDC Pre-Tax         One-sixth (1/6)
      Profits of $2,000,000 and Net Cash            of Shares purchased
      Borrowings at such time of less than
      $100,000

                                                      Number of Shares
                                                        that become
               Performance Criteria                 Unrestricted Shares
               --------------------                 --------------------

o     Fiscal year-end Cumulative CMDC Pre-Tax         One-sixth (1/6)
      Profits of $3,000,000 and fiscal year Net     of Shares purchased
      Cash Flow of $1,500,000 or more

o     Fiscal year-end Cumulative CMDC Pre-Tax         One-sixth (1/6)
      Profits of $7,000,000 and fiscal year Net     of Shares purchased
      Cash Flow of $2,500,000 or more


         (c) Notwithstanding anything to the contrary contained in this Agreement, but subject to satisfying the tax withholding requirements contained in Subsection 4(d) hereof, (i) all Restricted Shares shall become Unrestricted Shares upon termination of Employee's employment with CMDC by reason of his death, total and permanent disability (as determined in accordance with the policies and practices of Comtech), normal retirement (at or after age 65 or, with the consent of Comtech, before age 65), or early retirement at Comtech's request; and (ii) upon discharge of Employee by CMDC other than for cause (which for this purpose shall mean Employee's willful misconduct, dereliction of duty, or conviction for a crime involving moral turpitude).

          (d) If, at the time any Shares become Unrestricted Shares, Comtech determines that it has withheld an amount which is less than the withholding that may be required pursuant to the Internal Revenue Code or other applicable law, Employee shall forthwith pay to Comtech the amount of monies necessary to satisfy such withholding or equivalent requirements. Until the payment of such monies or, alternatively the execution and delivery by Employee of an agreement satisfactory to Comtech in its sole discretion providing for the payment of such monies, the Unrestricted Shares shall not be released to Employee pursuant to the terms of the Escrow Agreement. If payment of such monies is not made or such agreement is not entered into, such Unrestricted Shares shall, at Comtech's direction, be sold by Employee to Comtech for a purchase price equal to the purchase price per share provided in Section 2 hereof, adjusted, as appropriate for any subsequent stock-split, recapitalization or the like.

         (e) In the event of Employee's termination of employment with CMDC for any reason other than those specified in Subsection 4(c) hereof (including, without limitation, any voluntary termination of employment) all Restricted Shares shall be sold by Employee to Comtech, for the price and otherwise in the manner provided in Subsection 4(d) hereof.

         5. Representations and Warranties of Employee

         Employee represents and warrants as follows:

         (a) Assuming that Comtech has transferred to Employee good and marketable title to the Shares, Employee has not taken any action or permitted any action to occur, nor will employee take any action or permit any action to occur, that would result in the Shares becoming subject to any claim, lien, pledge or encumbrance of any nature whatsoever.

         (b) Employee has full legal power and capacity to execute and deliver this Agreement, and such execution and delivery and Employee's acceptance of employment with CMDC contemporaneously with the execution and delivery of this Agreement are not in violation of any other agreement, instrument or obligation to which Employee is a party, including, without limitation, any employment agreement or non-competition agreement of any kind whatsoever.

         (c) This Agreement constitutes the legal, valid and binding obligation of Employee.

         (d) Employee has not employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with this Agreement.

         (e) Employee is acquiring the Shares for investment purposes only and not with a view to distribution, and acknowledges that he has been advised by his counsel, and understands, that the Shares have not been registered under the Securities Act of 1933, as amended, and under the securities laws, may not be sold or transferred unless registered under such Act or pursuant to an exemption from such registration and that a restrictive legend to that effect shall be placed on the certificate(s) representing the Shares. Employee has further been advised by his counsel with respect to making an election pursuant to Section 83(b) of the Internal Revenue Code and has chosen, or will choose, whether to make such election as he deems appropriate.

         6. Representations and Warranties of Comtech

         Comtech represents and warrants as follows:

         (a) Comtech is a corporation duly organized, existing and in good standing under the laws of the State of Delaware with full power and legal right to execute and deliver this Agreement and perform its obligations hereunder.

         (b) The execution and delivery of this Agreement by Comtech and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action and do not violate the terms of any outstanding agreements to which it is a party. This Agreement constitutes the legal, valid and binding obligation of Comtech.

         7. Certain Employment Matters

         (a) The purchase of Shares hereunder shall not preclude Employee from being eligible to participate in any other plans, programs or benefits otherwise available to employees of Comtech or its subsidiaries. Nothing in this Agreement shall be construed to constitute or be evidence of an agreement or understanding, express or implied, on the part of Comtech or CMDC to employ Employee for any specific period of time.

          (b) In consideration of his employment with CMDC and the sale and issuance of the Shares to him pursuant to this Agreement, Employee shall not, during the period he is employed by CMDC and for one year thereafter following Employee's voluntary termination of his employment by CMDC, in any manner, directly or indirectly, engage anywhere in the United States in any business which competes with the business in which CMDC or Comtech or any of its other subsidiaries is engaged at any time during the period in which Employee is employed by CMDC, and he shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed by, or connected in any manner with any corporation, firm or business that is so engaged; provided, however, that nothing herein contained shall prohibit Employee from owning not more than 5% of the outstanding stock of any publicly held corporation. If any restriction set forth in this Subsection 7(b) is found by a court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

         (c) Employee shall hold in a fiduciary capacity for the benefit of CMDC and Comtech all confidential information, knowledge or data relating to CMDC and Comtech or any of its other subsidiaries, and their respective businesses obtained by Employee before or during the period in which he is employed by CMDC.

         (d)  The  restrictions  contained  in  Subsections  (b) and (c) of this
Section 7 are necessary for the protection of the business and goodwill of CMDC and Comtech and are considered by Employee to be reasonable to such purpose. Employee agrees that any breach of such Subsections (b) and (c) will cause CMDC and/or Comtech substantial and irreparable damage and therefore, in the event of any such breach, in addition to such other remedies which may be available, CMDC and/or Comtech shall have the right to seek specific performance and injunctive relief.

         8. Liability of Comtech

         The liability of Comtech under this Agreement is limited to the obligations expressly set forth herein and nothing herein contained shall be construed to impose any liability on Comtech in favor of Employee with respect to any loss, cost or expense which Employee may incur or suffer in connection with or arising out of this Agreement, including, without limitation, Employee's purchase of the Shares.

         9. Voting Concerning Certain Corporate Matters

         (a) Employee agrees to have counted for purposes of a quorum, and to vote, all Restricted Shares (whether such vote shall be by written consent or by vote, in person or, if requested by Comtech, by proxy, at a meeting of shareholders of Comtech) for the election to Comtech's Board of Directors of the nominees from time to time designated by the Board of Directors of Comtech.

         (b) To facilitate, and not in limitation of, the agreement contained in Subsection 9(a) hereof, Employee irrevocably appoints the Chairman of the Board and the Secretary of Comtech, and their respective successors in office, and each of them, with full power of substitution, as the lawful proxy for Employee as to all Restricted Shares, to vote all Restricted Shares which Employee is entitled to vote, for and in the name, place and stead of Employee, at any annual, special or other meeting of the holders of shares of Comtech Common Stock and at any adjournment thereof, or pursuant to any consent in lieu of a meeting, for the election to Comtech's Board of Directors of the nominees designated by the Board of Directors of Comtech. The foregoing proxy is coupled with an interest and therefore not terminable by Employee without the consent of Comtech.

         10. Additional Restricted Shares.

         Employees agrees that the term "Restricted Shares" shall include any shares or other securities which he may receive or be entitled to receive as a result of the ownership of the original Restricted Shares whether the same are issued as a result of a share split, share dividend, recapitalization, or other subdivision or consolidation of shares effected without receipt of consideration by Comtech or the result of the merger or consolidation of Comtech or sale of assets of Comtech.

         11. Binding Agreement

         This Agreement shall inure to the benefit of, and be binding upon, Comtech and its successors and assigns and Employee and his heirs, personal representatives, successors and assigns.

         12. Notices

         Any notice, request or other communication hereunder shall be in writing and shall be deemed to have been duly given if hand delivered or mailed by registered or certified mail, return receipt requested, addressed as herein set forth, or to such other address as may be designated by a notice given pursuant hereto, which change of address notice shall be effective upon receipt thereof.

         If to Comtech:

               Comtech Telecommunications Corp.
               105 Baylis Road
               Melville, New York  11747

               Attention:  Fred Kornberg, President

         Copy to:

               Proskauer Rose LLP
               1585 Broadway
               New York, New York 10036

               Attention:  Robert A. Cantone, Esq.

         If to Employee:

                22 Sandalfoot Court
                Potomac, MD  20854

         13. Survival.

         All of the representations, warranties, agreements and covenants contained herein or made or deemed to have been made pursuant hereto or in connection with the transactions contemplated hereby shall survive the execution and delivery hereof and the consummation of the transactions contemplated hereby.

         14. Governing Law

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         15. Counterparts

         This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one instrument.

         16. Expenses

         Employee and Comtech shall each bear all the expenses incurred by them or it in connection with this Agreement and the transactions contemplated hereby.

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Comtech and Employee have caused this Agreement to be executed as of the date first above written.

                                     COMTECH TELECOMMUNICATIONS CORP.


                                      By:
                                         -----------------------------------
                                           Authorized Signatory


                                         -----------------------------------
                                           Joel Alper